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                                                                 EXHIBIT 23.2


                         CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 22, 1998, on our audits of the financial statements and financial statement schedule of Reuter Manufacturing, Inc. We also consent to the references to our firm under the caption "Item 3. Incorporation of Documents by Reference."


                                             /s/  PricewaterhouseCoopers LLP
                                             ---------------------------------
                                             PricewaterhouseCoopers LLP

Minneapolis, Minnesota
August 19, 1998